================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: MARCH 10, 2005

                            ORMAT TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File No. 001-32347

               Delaware                                     No. 88-0326081
----------------------------------------                ------------------------
       (State of Incorporation)                            (I.R.S. Employer
                                                          Identification No.)

     980 Greg Street, Sparks, Nevada                             89431
----------------------------------------                ------------------------
(Address of principal executive offices)                       (Zip code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

       Registrant's telephone number, including area code: (775) 356-9029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                                           1

                                TABLE OF CONTENTS

Item 5.02     Departure of Principal Officers; Appointment of Principal Officers

Signature

Exhibit Index

Ex-99.1: Press Release

                                       2

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02. DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL
           OFFICERS

Ormat Technologies, Inc. (NYSE: ORA) ( the "Company") today announced the replacement of Ms. Lisa Kidron as the Company's Chief Financial Officer with Mr.
Joseph Tenne, effective March 9, 2005. Ms. Kidron will continue with the Company in the position of Vice President, Financial Control.

Mr. Tenne, who is 49 years old, served as Chief Financial Officer of Treofan
Germany GmbH & Co. KG from 2003 to 2004.. From 1997 until 2003, Mr. Tenne was a partner in Kesselman & Kesselman, Certified Public Accountants in Israel (a
member firm of PricewaterhouseCoopers International Limited). Mr. Tenne is also a member of the Board of Directors of AudioCodes Ltd., a NASDAQ-listed company.
Mr. Tenne obtained a Master of Business Administration from Tel Aviv University in 1987 and a Bachelor of Arts in Accounting and Economics from Tel Aviv
University in 1981. Mr. Tenne is also a Certified Public Accountant in Israel.

Mr. Tenne has entered into a standard employment agreement with the Company's
Israeli subsidiary, Ormat Systems Ltd. Such employment agreement sets forth the terms of employment that are generally applicable to all Ormat Systems Ltd staff, covering matters such as salary, vacation and social benefits. Under such employment agreement, Mr. Tenne may be terminated for any reason subject to 90 days' prior notice. However, termination for cause would not require any prior notice.

Mr. Tenne's annual compensation will consist of an annual base salary of US
$125,581. He is also covered by Ormat Systems' standard management insurance plan, to which Ormat Systems contributes a percentage of his salary and which covers any compensation that he would be entitled to receive upon termination.
In addition, Mr. Tenne has the benefit of the use of a company- leased car during his employment. Mr. Tenne will be eligible to participate in the company's 2004 Incentive Compensation Plan, however no awards to him thereunder have been determined.

A copy of the press release issued by the company on March 10, 2005, announcing the hiring of Mr. Tenne, is attached as Exhibit 99.1 to the current Report on
Form 8-K.

The information furnished pursuant to this Item 5.02 shall not be deemed "filed"
for purposes of Section 18 of the Securities Exchange Act of 1934, as amended
(the Exchange Act), or otherwise subject to the liabilities under that Section, or incorporated by reference in any filing under the

                                       3

Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are furnished as part of this report on Form 8-K:

99.1 Press release of registrant dated March 10, 2005.

SAFE HARBOR STATEMENT

Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are "forward-looking statements" as defined in the Private
Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the company's plans, objectives and expectations for future operations and are based upon management's current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see "Risk Factors" as described in the Company's
Prospectus filed with the Securities and Exchange Commission on November 12,
2004.

These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

                                       4

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ORMAT TECHNOLOGIES, INC.
                                                    (Registrant)

                                              By   /S/Yehudit Bronicki
                                                   Yehudit Bronicki
                                                   Chief Executive Officer

Date: March 10, 2005

                                       5

                                  EXHIBIT INDEX

   Exhibit
   Number                         Description
   -------                        -----------

    99.1        Press Release of Registrant dated March 10, 2005

                                         6